Exhibit 32.1

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of XCF Global Capital, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mihir Dange, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 15, 2025

/s/ Mihir Dange
Mihir Dange
Chief Executive Officer
(as Principal Executive Officer)
XCF Global Capital Inc.